11. What Services Does Scudder Provide?

      As a shareholder, you'll enjoy:

      o professional service from representatives who can answer your questions and execute your transactions

      o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions

      o  Scudder's quarterly shareholder newsletter, At the Helm

      o  regular, informative reports about the performance of your Fund



Scudder wants you to make informed investment decisions. This Fund Profile contains key information about Scudder U.S. Treasury Money Fund. More details appear in the Fund's accompanying prospectus. Please read it carefully before you invest. If you have any questions, please call 1-800-225-2470.


59-9-105





Scudder
U.S. Treasury
Money Fund


Fund Profile
October 1, 1995

Scudder U.S. Treasury Money Fund


   1. What Are The Fund's Objectives?


                      Scudder U.S. Treasury Money Fund is a diversified money market fund that seeks to provide safety, liquidity and stability of capital, and when consistent with these, current income. In pursuit of its objectives the Fund seeks to maintain a $1.00 share price.

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   2. What Does The Fund Invest In?


                      The Fund invests in short-term securities backed by the full faith and credit of the U.S. Government, as well as repurchase agreements fully backed by U.S. Treasury securities.

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   3. What Are The Risks Of Investing In The Fund?


                      The Fund seeks to eliminate principal risk. Nonetheless, the Fund's share price is not insured or guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund's yield may vary from day to day.

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   4. For Whom Is This Fund Appropriate?


                      You may wish to consider this Fund if you are seeking safety of principal as well as current income. Its objectives make the Fund an appropriate investment for a wide range of goals and for investors with short- or long-term financial needs.

   5. What Are The Fund's Expenses And Fees?


                      There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder U.S. Treasury Money Fund, are:

 ------------------------------------------------------------------------------------------------------------------
 Shareholder transaction expenses -- fees charged         Annual Fund operating expenses
 directly to your account for various transactions.       (after expense maintenance) --
                                                          fees  paid by the Fund  before  it  distributes  its net
                                                          investment  income,  expressed  as a  percentage  of the
                                                          Fund's  average daily net assets.  Figures below are for
 Sales Commission                        None             the  fiscal  year  ended  June 30,  1994,  during  which
                                                          Scudder maintained the total annualized  expenses of the
 Commissions to Reinvest                                  Fund  at not  more  than  0.65%  of  average  daily  net
      Dividends                          None             assets.  Had  Scudder not done so,  expenses  would have
                                                          amounted to 0.90%,  including 0.50% for management fees.
 Redemption Fee                          None             Scudder will continue  this expense maintenance until
                                                          October 31, 1995.
 Exchange Fee                            None

                                                          Investment management fee              0.25%

                                                          12b-1 fees                             None

                                                          Other expenses                         0.40%

                                                          Total Fund operating expenses          0.65%


 Example:  Assuming a 5% annual return                    One Year                                  $7
 and  redemption at the end of each period,
 the total expenses  relating to a $1,000                 Three Years                              $21
 investment would be:
                                                          Five Years                               $36

                                                          Ten Years                                $81


                      This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

   6. How Has The Fund Performed Historically?

                      This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. On September 30, 1995, the Fund's seven-day yield was 5.02%. For the Fund's current yield, call 1-800-343-2890. Performance is historical and may not be indicative of future results.

 Total returns for years ended December 31:

     1985      7.34%
     1986      5.77%
     1987      5.29%
     1988      6.3%
     1989      8.72%
     1990      7.34%
     1991      5.66%
     1992      3.36%
     1993      2.56%
     1994      3.52%

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   7. Who Manages The Fund?


                      The Fund's investment adviser is Scudder, Stevens & Clark,
                      Inc.,  a  leading  provider  of  U.S.  and   international
                      investment management for clients throughout the world.

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   8. How Can I Invest?


                      To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is only $1,000. Thereafter, additional investments may be made for as little as $100. You may also exchange shares free of charge within the Scudder Family of Funds.

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   9. How Can I Redeem Shares?


                      You may redeem shares at the current share price on any business day by check, telephone, fax, or mail.

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  10. When Are Distributions Made?


                      Dividends are declared daily and distributed monthly. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.